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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 1998
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                               1st Bergen Bancorp
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-27686            22-3409845
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(State or other jurisdiction        (Commission        (IRS Employer
      of incorporation)             File Number)      Identification No.)

  250 Valley Boulevard, Wood-Ridge, New Jersey              07075
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    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (201) 939-3400
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Item 5. Other.

     The Registrant issued a press release on February 19, 1998 announcing the declaration of a quarterly dividend on its common stock of $.05 per share, payable March 31, 1998 to shareholders of record at the close of business of March 16, 1998.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.             Description
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   99                   Press Release dated February 19, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             1ST BERGEN BANCORP
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                                                 (Registrant)

Dated:  February 19, 1998           By: /s/ Albert E. Gossweiler
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                                         Albert E. Gossweiler,
                                         Executive Vice President
                                         and Chief Financial
                                         Officer

                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.       Description                                      Page No.
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  99              Press Release dated
                  February 19, 1998.